UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 24, 2023

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 24, 2023, Roanoke Gas Company (“Roanoke”), the utility subsidiary of RGC Resources, Inc. (“Resources”), entered into a Promissory Note in the principal amount of $25,000,000 (the “Revolving Note”) with Pinnacle Bank (“Pinnacle”).  The Revolving Note will mature on March 31, 2024. The Revolving Note replaces the Revolving Line of Credit Note dated March 31, 2022 with Wells Fargo Bank, N.A., which matures on March 31, 2023.

The purpose of the Revolving Note is to provide working capital financing for Roanoke's operations and bridge financing for its infrastructure enhancement and replacement projects. The Revolving Note's variable interest rate is based upon Term SOFR plus 110 basis points and multiple tier borrowing limits to accommodate seasonal borrowing demands.

Also, on March 24, 2023, Roanoke amended and restated the $10,000,000 Promissory Note (the “Amended Term Note”) entered on September 24, 2021 with Pinnacle.  The amendment revised the original Term Note’s interest rate from LIBOR plus 100 basis points to Term SOFR plus 100 basis points.  All other terms and requirements of the original Term Note were retained.  The effective date of the Amended Term Loan is April 1, 2023.

In connection with the Revolving Note and Amended Term Note, on March 24, 2023, Roanoke also amended and restated the Loan Agreement ("Amended Loan Agreement") with Pinnacle dated September 24, 2021. The amendment provides for borrowing limits on the Revolving Note that range from $4,000,000 to a maximum of $25,000,000 during it's term, requires Roanoke and Resources to establish operating accounts and treasury services with Pinnacle and amends certain financial conditions required of Roanoke and Resources. All other terms and requirements of the original Loan Agreement were retained.

Also, on March 24, 2023, the Guaranty Agreement previously entered into on September 24, 2021 by Resources with Pinnacle was amended and restated to reflect the Amended Loan Agreement.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Notes, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
10.1	Promissory Note (Revolving Loan) in the principal amount of $25,000,000 by Roanoke Gas Company with Pinnacle Bank, dated March 24, 2023.
10.2	Amended and Restated Promissory Note (Term Loan) in the principal amount of $10,000,000 by Roanoke Gas Company with Pinnacle Bank, dated March 24, 2023 (effective as of April 1, 2023).
10.3	Amended and Restated Loan Agreement by and between Roanoke Gas Company and Pinnacle Bank, dated March 24, 2023.
10.4	Amended and Restated Guaranty Agreement by RGC Resources, Inc. with Pinnacle Bank, dated March 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: March 28, 2023	By:	/s/ Jason A. Field
Jason A. Field
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)